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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  -----------


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JULY 11, 1995
                Date of Report (Date of earliest event reported)


                           FIRST CHICAGO CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                   1-6052            36-2669970
     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)     Identification No.)

       ONE FIRST NATIONAL PLAZA
           CHICAGO, ILLINOIS                                    60670
(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code:  (312) 732-4000
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ITEM 5.  OTHER EVENTS

          On July 11, 1995, First Chicago Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with NBD Bancorp, Inc., a Delaware corporation ("NBD"), pursuant to which the Company will merge with and into NBD (the "Merger"). As a result of the Merger, the outstanding shares of the Company's common stock, par value $5.00 per share ("Company Common Stock"), will be converted into the right to receive 1.81 shares of common stock of NBD, par value $1.00 per share ("NBD Common Stock"), per share of Company Common Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof). The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock, by holders of a majority of NBD Common Stock, and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as Exhibit 1 hereto and its terms are incorporated herein by reference.

          Simultaneously with their execution and delivery of the Merger Agreement, the Company and NBD entered into stock option agreements (the "Stock Option Agreements") pursuant to one of which NBD granted the Company the right, upon the terms and subject to the conditions set forth therein, to purchase up to 31,270,000 shares of NBD Common Stock at a price of $32-1/2 per share, and pursuant to the other of which the Company granted NBD the right, upon the terms and subject to the conditions set forth therein, to purchase up to 17,854,000 shares of Company Common Stock of a price of $60-1/8 per share. The Stock Option Agreements are attached as Exhibits 2 and 3 hereto, respectively, and their terms are incorporated herein by reference.

          A copy of the Press Release, dated July 12, 1995, issued by the Company and NBD relating to the Merger is attached as Exhibit 4 hereto and is incorporated herein by reference.

          Effective as of July 11, 1995, the Company amended its Rights Agreement, dated as of November 18, 1988, by and between the Company and Bankers Trust Company (the "Rights Agreement"), with the effect of exempting the Merger, the Merger Agreement, the Stock Option Agreements, and the events and the transactions contemplated thereby from the application of the Rights Agreement. The amendments to the Rights Agreement are attached hereto as Exhibit 5 and are incorporated herein by reference.

                                      -2-
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          1. Agreement and Plan of Merger dated as of July 11, 1995, by and between First Chicago
               Corporation and NBD Bancorp, Inc.

          2.   Stock Option Agreement dated as of July 11,
               1995, by and between First Chicago Corporation
               (as "Issuer") and NBD Bancorp, Inc. (as "Grantee").

          3. Stock Option Agreement dated as of July 11, 1995, by and between NBD Bancorp, Inc. (as "Issuer") and
               First Chicago Corporation (as "Grantee").

          4. Press Release, dated July 12, 1995, relating to transactions between First Chicago Corporation and NBD Bancorp, Inc.

          5. Form of Amendment, dated as of July 11, 1995, to Rights Agreement, dated as of November 18, 1988, by and between Bankers Trust Company and First Chicago Corporation.

                                      -3-
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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST CHICAGO CORPORATION



                         By:  /s/ Maurice E. Moore
                            -------------------------------
                            Name:   Maurice E. Moore
                            Title:  Senior Vice President
                                      and Treasurer



Date:  July 19, 1995

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                                 EXHIBIT INDEX



Exhibit                                                     Sequential
  No.                    Description                        Page Number
- -------                  -----------                        -----------

 99.1     Agreement and Plan of Merger dated as of
          July 11, 1995, by and between First
          Chicago Corporation and NBD Bancorp, Inc. ...

 99.2     Stock Option Agreement dated as of July 11,
          1995, by and between First Chicago Corpora-
          tion (as "Issuer") and NBD Bancorp, Inc.
          (as "Grantee")...............................

 99.3     Stock Option Agreement dated as of July 11,
          1995, by and between NBD Bancorp, Inc. (as
          "Issuer") and First Chicago Corporation
          (as "Grantee")...............................

 99.4     Press Release, dated July 12, 1995, relating
          to transactions between First Chicago
          Corporation and NBD Bancorp, Inc. ...........

 99.5     Form of Amendment, dated as of July 11, 1995,
          to Rights Agreement, dated as of November 18,
          1988, by and between Bankers Trust Company
          and First Chicago Corporation. ..............

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